UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 7, 2003

                            Denny's Corporation
                            -------------------
            (Exact name of registrant as specified in its charter)

 Delaware                        0-18051                       13-3487402
 --------                        -------                       ----------
(State or other              (Commission File                 IRS Employer
 jurisdiction of                   Number)                 Identification No.)
 incorporation)


 203 East Main Street, Spartanburg, SC                         29319-9966
 -------------------------------------                         ----------
 (Address of Principal Executive Offices)                      (Zip Code)


      Registrant's telephone number, including area code (864) 597-8000


      ----------------------------------------------------------
      (Former name or former address, if changed since last report)




Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 -- Press release issued by Denny's Corporation on May 7, 2003.

Item 9. Regulation FD Disclosure

In accordance with SEC Release No. 33-8216 issued March 27, 2003, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

On May 7, 2003, Denny's Corporation issued a press release announcing financial results for the quarter ended March 26, 2003. A copy of the press release is attached hereto as Exhibit 99.1.



                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Denny's Corporation


Date:  May 7, 2003                               /s/ Andrew F. Green
                                                 -------------------
                                                 Andrew F. Green
                                                 Senior Vice President
                                                 and Chief Financial Officer